                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                                    FORM 8-K

                                 CURRENT REPORT


                       PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

                                              EXHIBIT INDEX IS ON PAGE 3

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JANUARY 21, 1998

                           CoreStates Financial Corp
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             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


        Pennsylvania               0-6879                  23-1899716
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        (STATE OR OTHER          (COMMISSION              (IRS EMPLOYEE
        JURISDICTION OF          FILE NUMBER)            IDENTIFICATION NO.)
        INCORPORATION)

                Centre Square West, 1500 Market Street
                Philadelphia, Pennsylvania                        19101
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          (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)              (ZIP CODE)


          REGISTRANT'S TELEPHONE, INCLUDING AREA CODE: (215) 973-7488
                                                       --------------


________________________________________________________________________________
        (FORMER NAME AND FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

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ITEM 5.   OTHER EVENTS.
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     The information set forth in the earnings news release of CoreStates Financial Corp as Exhibit 99 is incorporated by reference and made a part hereof.


ITEM 7.   EXHIBITS.
          ---------

99   CoreStates Financial Corp Earnings News Release dated January 21, 1998.


                                   SIGNATURE
                                   ---------


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 CORESTATES FINANCIAL CORP
                                       (Registrant)



Dated: January 21, 1998          By /s/ David T. Walker
                                    -------------------------
                                    David T. Walker
                                    Senior Vice President



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                                 Exhibit Index
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Exhibit No.                                                             Page
-----------                                                             ----


99             CoreStates Financial Corp Earnings News
               Release dated January 21, 1998                            4



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